U.S. SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 12, 2003

                             FreePCSQuote.com, Inc.
                ----------------------------------------------
                (Name of small business issuer in its charter)

               Nevada                   0-26293           88-0420306
   ----------------------------      -----------      -----------------
   (State or other jurisdiction      (Commission      (I.R.S. Employer
    of incorporation)                 File Number)     Identification)

            4824 Braeburn Drive, Las Vegas, Nevada          89130
         ---------------------------------------------   ----------
           (Address of principal executive offices)      (Zip Code)

  Registrant's telephone number, including area code   (702) 493-9698
                                                       --------------

                                NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 4.  Changes in Registrant's Certifying Accountant

a) On or about June 30, 2002, G. Brad Beckstead, CPA, the principal accountant for FreePCSQuote.com, Inc. (the "Company") changed his accounting practice from a sole proprietorship to a partnership with Beckstead and Watts, LLP. As this is viewed as a separate legal entity, the Company terminated its accounting arrangement with G. Brad Beckstead, CPA, a sole proprietorship, as principal accountant and engaged Beckstead and Watts, LLP. a partnership, as the Company's principal accountants for the company's fiscal year ending December 31, 2002 and the interim periods for 2002 and 2003. The decision to change principal accountants was approved by the Audit Committee of the Company's Board of Directors and subsequently approved by the Board of Directors.

None of the reports of G. Brad Beckstead, CPA, sole proprietorship, on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-KSB for the fiscal year ended December 31, 2001 stated the following:

"Note 2 - Going concern. The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has not commenced its planned principal operations and it has generated minimal revenues. The Company is dependent upon its ability to secure equity and/or debt financing and there are no assurances that the Company will be successful, without sufficient financing it would be unlikely for the Company to continue as a going concern."

There were no disagreements between the Company and G. Brad Beckstead, sole proprietorship, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of G. Brad Beckstead, CPA, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, G. Brad Beckstead, CPA has not advised the Registrant that:

1) internal controls necessary to develop reliable financial statements did not exist; or

2) information has come to the attention of G. Brad Beckstead, CPA which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or



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3) the scope of the audit should be expanded significantly, or information has come to the attention of G. Brad Beckstead, CPA that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2001.


(b) On or about June 30, 2002 the Registrant engaged Beckstead & Watts, LLP, a partnership entity between Beckstead and Watts as its principal accountant to audit the Registrant's financial statements as successor to G. Brad Beckstead of Beckstead and Watts, LLP. During the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted with the entity of Beckstead and Watts, LLC, the partnership, regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor did the entity of Beckstead and Watts, LLP provide advice to the Registrant, either written or oral, that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted the entity of Beckstead and Watts, LLP, on any matter that was the subject of a disagreement or a reportable event.

ITEM 7 (c) Exhibits

16.1 -- Letter regarding Change in Certifying Accountant

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FreePCSQuote.com, Inc.

Date:    November 14, 2003                 By: /s/ Eric Borgeson
                                           --------------------------
                                                   Eric Borgeson
                                                   President/CEO and
                                                   Treasurer/CFO




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